UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 31, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N)

       Lehman XS Trust, Series 2006-4N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,358,230,000 in aggregate principal amount Class A1-A, Class A1-B1, Class A1-B2, Class A1-C1, Class A1-C2, Class A1-D1, Class A1-D2, Class A2-A, Class A2-B, Class A2-C, Class A3-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N on March 31, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated March 30, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class A1-A, Class A1-B1, Class A1-B2, Class A1-C1, Class A1-C2, Class A1-D1, Class A1-D2, Class A2-A, Class A2-B, Class A2-C, Class A3-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class X, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,371,959,006.48 as of March 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated March 29, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4	Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5
Flow Interim Servicing Agreement, dated as of December 12, 2001, and amendments thereto, dated as of March 14, 2003 and November 23, 2005, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.6	Confirmation, dated as of March 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N.

99.7	ISDA Master Agreement, dated as of March 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Michael C. Hitzmann
Name: Michael C. Hitzmann Title: Senior Vice President

Date: April 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated March 29,2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4	Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5
Flow Interim Servicing Agreement, dated as of December 12, 2001, and amendments thereto, dated as of March 14, 2003 and November 23, 2005, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.6	Confirmation, dated as of March 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N.

99.7	ISDA Master Agreement, dated as of March 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N.